UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2019

CORINDUS VASCULAR ROBOTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37406	30-0687898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Waverley Oaks Road, Suite 105 Waltham, MA 02452
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (508) 653-3335

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVRS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indícate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 3, 2019, the stockholders of Corindus Vascular Robotics, Inc. (the “Company”), at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), considered and voted on three proposals, each of which was described in detail in the Company’s Proxy Statement. Of 207,076,671 shares of common stock eligible to vote as of the record date of March 20, 2019, 187,600,502 shares of common stock voted, in each case, on an as-converted to common stock for voting purposes basis, representing 90.59% of the voting power of all shares entitled to vote at the Annual Meeting, which represented a quorum for the Annual Meeting.

At the Annual Meeting, the stockholders voted on proposals to: (1) elect two directors to hold office for three-year terms, (2) approve by a non-binding advisory vote the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, and (3) ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. More information on the proposals can be found in the Proxy Statement.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. All results include the Common Stock and Series A Preferred Stock and Series A-1 Preferred Stock (in each case, on an as-converted-to-common-for-voting-purposes basis as described in the Proxy Statement).

Proposal 1:	To elect two nominees to serve as the Company’s Class III Directors to hold office for a three-year term or until their respective successors are elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Jeffrey C. Lightcap	141,808,976	2,487,344	43,304,182
Mark J. Toland	144,170,951	125,369	43,304,182

Proposal 2:	To approve by a non-binding advisory vote the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Say-on-pay).

For	Against	Abstain	Broker Non-Votes
132,778,107	488,252	11,029,961	43,304,182

Proposal 3:	To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
187,115,116	286,741	198,645	0

Each of the director nominees and proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORINDUS VASCULAR ROBOTICS, INC.

Date: May 8, 2019	By:	/s/ David W. Long
David W. Long
Chief Financial Officer